UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2013
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Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation or organization)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On February 25, 2013, the Company gave notice of its intention to redeem all of its outstanding shares of Series A Cumulative Perpetual Convertible Preferred Stock (the “Preferred Stock”) (the “Preferred Stock Redemption”) and all of its outstanding 7.625% Senior Notes due 2015 (the “Notes”) (the “Senior Notes Redemption”).

The Preferred Stock Redemption is in accordance with the terms of the Preferred Stock Designation, dated as of March 3, 2010 (the “Preferred Stock Designation”). There are 209,877 shares of Preferred Stock, or $10,493,850 aggregate liquidation preference, currently outstanding. The redemption date for the Preferred Stock is March 15, 2013. Under the terms of the Preferred Stock, the redemption price will be 100% of the liquidation preference of the Preferred Stock to be redeemed, or $50 per share of Preferred Stock, together with accrued and unpaid dividends on such Preferred Stock up to, but not including, the redemption date. Holders of the Preferred Stock are permitted to convert their shares of Preferred Stock into shares of the Company's Class A Common Stock pursuant to the terms of the Preferred Stock Designation until the close of business on March 14, 2013.

The Senior Notes Redemption is in accordance with the terms of the Indenture, dated as of May 19, 2003, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as successor trustee. There is an aggregate principal amount of Notes to be redeemed of $53,253,277 currently outstanding. The redemption date for the Notes is March 29, 2013. Under the terms of the Notes, the redemption price will be 100% of the principal amount of the Notes to be redeemed, together with accrued and unpaid interest on such Notes up to, but not including, the redemption date.

A copy of a press release announcing the notices of redemption is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Exhibits.

(d)	Exhibits

Exhibit Number		Description
99.1	—	Press release dated February 26, 2013, announcing the notices of redemption.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

		By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer
Date:	February 26, 2013

EXHIBIT INDEX

Exhibit Number		Description
99.1	—	Press release dated February 26, 2013, announcing the notices of redemption.